SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 5, 2004
                Date of Report (Date of earliest event reported)

                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)

        Delaware                     000-26422                  94-3171943
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                           350 Main Street, Suite 307
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (215) 340-4699
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        (c)  Exhibits:

             99.1 The 2004 Second Quarter Financial Results News Release (as defined in Item 12 below).

Item 12. Results of Operations and Financial Condition

      On August 5, 2004, Discovery Laboratories, Inc. (the "Registrant"), issued a news release announcing financial results for the quarter ended June 30, 2004, and providing selected updates on the Registrant's progress since the end of its first fiscal quarter in 2004 (the "2004 Second Quarter Financial Results News Release"). The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filings.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Discovery Laboratories, Inc.


                                        By: /s/ Robert J. Capetola,
                                            ------------------------------------
                                        Name:  Robert J. Capetola, Ph.D.
                                        Title: President and Chief Executive
                                               Officer

Date: August 5, 2004